UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 18, 2006

Urologix, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1-4 and 6-8 are not applicable and therefore omitted.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 18, 2006, Bobby I. Griffin resigned from the Board of Directors of Urologix, Inc. (the “Company”) for reasons unrelated to a disagreement over the Company’s operations, policies or practices. Attached as Exhibit 99.1 is Mr. Griffin’s letter of resignation. Additionally, on January 18, 2006, the Board of Directors of the Company appointed Jerry C. Cirino as a director and also appointed him to serve on the Audit Committee of the Board of Directors. Attached hereto as Exhibit 99.2 is a press release issued by the Company on January 19, 2006 relating to the departure of Mr. Griffin from and the appointment of Mr. Cirino to the Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Letter of resignation dated January 18, 2006 of Bobby I. Griffin.

99.2	Press Release issued by Urologix, Inc. on January 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UROLOGIX, INC.

By:	/s/ Fred B. Parks
Fred B. Parks
Chief Executive Officer

Date: January 19, 2006